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                                                              EXHIBIT 23.1
                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-84092.



                                                          ARTHUR ANDERSEN LLP




Melville, New York
March 29, 1996